                             File Number 5622-192-1

[LOGO OF STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE]

WHEREAS, ARTICLES OF INCORPORATION OF
               DES PLAINES RIVER ENTERTAINMENT CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, JIM EDGAR, SECRETARY OF STATE OF THE STATE OF ILLINOIS,
BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

          IN TESTIMONY THEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 26TH DAY OF DECEMBER A.D. 1990 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 15TH

                                                           /s/ Jim Edgar
                                                        -------------------
                                                         SECRETARY OF STATE

BCA-2.10 (Rev. Jul.1994)                                     File #
                                   JIM EDGAR
[ILLEGIBLE]                    Secretary of State         This Space For Use By
                               State of Illinois           Secretary of State

                                                          Date 12-26-90
                           ARTICLES OF INCORPORATION
                                                          License Fee    $    50
                                                          Franchise Tax  $ 25.00
                                                          Filing Fee     $ 75.00
                                                          Clerk           100.50

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE The name of the corporation is Des Plaines River Entertainment Corp.
                                           ------------------------------------
               (shall contain the word "Corporation", "Company", "Incorporated")

----------------------------------------------------------------------------
                              [ILLEGIBLE]

ARTICLE TWO The name and address of the initial registered agent and its registered office are

            Registered Agent   Benjamin                                 Beiler
                        --------------------------------------------------------
                              First Name       Middle Name            Last Name

            Registered Office  One IBM Plaza
                        --------------------------------------------------------
                              Number         Street                [ILLEGIBLE]

                             Chicago             60611                   Cook
                        --------------------------------------------------------
                             City                Zip Code                County

ARTICLE THREE The purpose or purposes for which the corporation is organized are: If not sufficient space to cover this point, add one or more sheets of this size

     To engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act.

ARTICLE FOUR Paragraph 1: The authorized shares shall be:

            Class          Par Value per share     Number of shares authorized
          ----------------------------------------------------------------------
           Common               NPV                              1,000
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                                     [ILLEGIBLE]

ARTICLE FIVE: The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                    Par Value      Number of shares         Consideration to be
        Class       per share     proposed to be issued      received therefor
    ----------------------------------------------------------------------------
       Common         NPV                 100                    $   100.00
    ----------------------------------------------------------------------------
                                                                 $
    ----------------------------------------------------------------------------
                                                                 $
    ----------------------------------------------------------------------------
                                                                 $
    ----------------------------------------------------------------------------
                                                       TOTAL     $   100.00
                                                                   -------------

  A declaration as to a "par value" is optional this space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX    OPTIONAL
               The number of directors constituting the initial board of directors of the corporation is _____________ and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                            Name                      Residential Address
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

ARTICLE SEVEN OPTIONAL

               (a) It is estimated that the value of all        $_____________
                   property to be owned by the corporation for the following year wherever located will be:

               (b) It is estimated that the value of the        $_____________
                   property to be located within the State of Illinois during the following year will be:

               (c) It is estimated that the gross amount of     $_____________
                   business which will be transacted by the corporation during the following year will be.

               (d) It is estimated that the gross amount of     $_____________
                   business which will be transacted from
                   places of business in the State of Illinois during the following year will be:

ARTICLE EIGHT OTHER PROVISIONS
               ATTACH A SEPARATE SHEET OF THIS SIZE FOR ANY OTHER PROVISION TO BE INCLUDED IN THE ARTICLES OF INCORPORATION. E.G. AUTHORIZING PREEMPTIVE RIGHTS; DENYING CUMULATIVE VOTING; REGULATING INTERNAL AFFAIRS; VOTING MAJORITY REQUIREMENTS; FIXING A DURATION OTHER THAN PERPETUAL, ETC.

                       NAMES & ADDRESSES OF INCORPORATORS
     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are
true. Dated     December 21,     1990.
            -------------------    --

        Signatures and Names             Post Office Address

    1./s/ Nancy L. Nelson          1.   One IBM Plaza
      ---------------------------       ----------------------------------
      Signature                         Street

      /s/ Nancy L. Nelson               Chicago,      IL          60611
      ---------------------------       ----------------------------------
      Name (please print)               City, Town    State          Zip

    2.                              2.
      ---------------------------       ----------------------------------
      Signature                         Street

      ---------------------------       ----------------------------------
      Name (please print)               City, Town    State          Zip

    3.                              3.
      ---------------------------       ----------------------------------
      Signature                         Street

      ---------------------------       ----------------------------------
      Name (please print)               City, Town    State          Zip

[ILLEGIBLE]
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him and attested by its Secretary or an Assistant Secretary.

                   Form BCA-2.10

          File No._____________________

          =============================
             ARTICLES OF INCORPORATION

                   FEE SCHEDULE

  - The initial license fee for a domestic corporation is computed at the rate of 1/20th of 1 percent
     (50c per $1,000) of the amount of stated capital and paid-in surplus, with a minimum of 50c.

  - The initial franchise tax is assessed at the rate of 1/10th of 1 percent ($1.00 per $1,000) on the stated capital and paid-in surplus represented in this state, with a minimum of $25.00 and a maximum of $1,000,000.
  -  The filing fee is $75.00

  The minimum total fees due (license fee + franchise tax + filing fee) where all the property and business is in Illinois, or where the corporation elects to pay on that basis is $100.50. If you would like the fees computed for you, please call the Department of Business services in Springfield.

                                   RETURN TO:

                    Department of Business Services of State
                              Corporation Division
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone (217) 782-6961
                          ============================

                             File Number 5622 192 1
                                         ----------

[LOGO OF STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF DES PLAINES RIVER ENTERTAINMENT CORP. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

          IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 6TH DAY OF FEBRUARY A.D. 1991 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 15TH.

[SEAL OF THE STATE OF ILLINOIS]
                                                          /s/ George H Ryan
                                                        -------------------
                                                         SECRETARY OF STATE

                                        [ILLEGIBLE]
Form BCA-10.30                     ARTICLES OF AMENDMENT     File # 5622-192-1
(Rev. Jan. 1991)
-------------------------------------------------------------------------------
George H. Ryan                                             SUBMIT IN DUPLICATE
Secretary of State                                         ------------------
Department of Business Services                             This space for
Springfield, IL 62756                                       use by Secretary
Telephone (217) 782-6951                                    of State

---------------------------------------
                                                            Date 2-6-91
Remit payment in check or money                             Franchise Tax $
order, payable to "Secretary of State."                     Filing Fee    $
                                                            Penalty       $25

                                                            Approved:[ILLEGIBLE]
-------------------------------------------------------------------------------

1. CORPORATE NAME: Des Plaines River Entertainment Corp.
                   ------------------------------------------------------------
                                                                        (Note 1)

2. MANNER OF ADOPTION:

     The following amendment of the Articles of Incorporation was adopted on February 5, 1991 in the manner indicated below. ("X" one box only)
     ----------    --

 /x/ By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                (Note 2)

 / / By a majority of the board of directors, in accordance with Section
     10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                (Note 3)

 / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                (Note 4)

 / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                (Note 4)
 / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:) Resolved, that the Articles of Incorporation be amended to read as follows: Article One:
The name of the corporation is Des Plaines River Entertainment Corporation.
-------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                   RESOLUTION

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (IF NOT APPLICABLE INSERT "NO CHANGE")

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (IF NOT APPLICABLE, INSERT "NO CHANGE")

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                                          Before Amendment After Amendment
                     Paid-in Capital      $                $
                                           ---------------  --------------

                       (Complete either item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duty authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated                         , 19
          -------------------------    ---      ---------------------------
                                                (EXACT NAME OF CORPORATION)
     attested by                                by
                -----------------------------     -------------------------
                 (SIGNATURE OF SECRETARY OR       (SIGNATURE OF PRESIDENT
                    ASSISTANT SECRETARY)             OR VICE PRESIDENT)

                -----------------------------   ---------------------------
               (TYPE OR PRINT NAME AND TITLE)   (TYPE OR PRINT NAME AND TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated       February 5,        1991
          ------------------------    --
     /s/ Nancy L. Nelson
     ----------------------------------------   --------------------------------
     Nancy L. Nelson
     ----------------------------------------   --------------------------------
     ----------------------------------------   --------------------------------
     ----------------------------------------   --------------------------------

                             NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
        elected.                                                 (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

     (a) to remove the names and addresses of directors named in the articles of incorporation;

     (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

     (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

     (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbrevation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

     (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

     (f) to restate the articles of incorporation as currently amended.
                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a
        majority within each class when class voting applies.    (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
        amendment.                                       (Sections 7.10 & 10.20)

[ILLEGIBLE]

                             File Number 5622-192-1
[STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE LOGO]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF DES PLAINES RIVER ENTERTAINMENT CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 28TH DAY OF FEBRUARY A.D. 1992 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 16TH.

[SEAL OF THE STATE OF ILLINOIS]
                                                         /s/ George H Ryan
                                                        -------------------
                                                         SECRETARY OF STATE

Form BCA-10.30                     ARTICLES OF AMENDMENT              File #
(Rev. Jan. 1991)                                                    5622-192-1
-------------------------------------------------------------------------------
George H. Ryan                                        SUBMIT IN DUPLICATE
Secretary of State                                    ------------------
Department of Business Services                       This space for
Springfield, IL 62756                                 use by Secretary
Telephone (217) 782-6951                              of State

-------------------------------
                                                      Date 2-28-92
Remit payment in check or money                       Franchise Tax $
order, payable to "Secretary of State."               Filing Fee    $[ILLEGIBLE]
                                                      Penalty       $

                                                      Approved:[ILLEGIBLE]
-------------------------------------------------------------------------------

1. CORPORATE NAME: Des Plaines River Entertainment Corporation
                   ------------------------------------------------------------
                                                                        (Note 1)

2. MANNER OF ADOPTION:

     The following amendment of the Articles of Incorporation was adopted on January 8, 1992 in the manner indicated below. ("X" one box only)
     ---------------

 / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                (Note 2)

 / / By a majority of the board of directors, in accordance with Section
     10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                (Note 3)

 /x/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                (Note 4)

 / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                (Note 4)

 / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:) Resolved, that the Articles of Incorporation be amended to read as follows: "ARTICLE ONE:
The name of the Corporation is Empress River Casino Corporation."
-------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                   RESOLUTION

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE INSERT, "NO CHANGE")

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (IF NOT APPLICABLE, INSERT "NO CHANGE")

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                                          Before Amendment     After Amendment

                     Paid-in Capital      $                    $
                                           ---------------     --------------

                       (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

                                                  DES PLAINES RIVER
     Dated      FEBRUARY 12             1992      ENTERTAINMENT CORPORATION
           -------------------------    ----      ---------------------------
                                                 (Exact Name of Corporation)

     attested by /s/ Peter A. Ferro              by /s/ William Sabo
                -----------------------------      -------------------------
 (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)    (SIGNATURE OF PRESIDENT
                                                        OR VICE PRESIDENT)

            PETER A. FERRO, JR., SECRETARY       WILLIAM SABO, PRESIDENT
            -----------------------------        ---------------------------
           (TYPE OR PRINT NAME AND THE TITLE)    (TYPE OR PRINT NAME AND
                                                    THE TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                          19
          ------------------------,   ------

     ----------------------------------------   --------------------------------

     ----------------------------------------   --------------------------------

     ----------------------------------------   --------------------------------

     ----------------------------------------   --------------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
        elected.                                                 (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby:

        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbrevation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

        (f)  to restate the articles of incorporation as currently amended
                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a
        majority within each class when class voting applies.    (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
        amendment.                                       (Sections 7.10 & 10.20)

C-[ILLEGIBLE]

                             FILE NUMBER 5622-192-1

[STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE LOGO]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 29th
                                                                           ----
     DAY OF June A.D. 1992 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO
            ----        --
     HUNDRED AND 16th.
                 ----

[SEAL OF THE STATE OF ILLINOIS]
                                                         /s/ George H Ryan
                                                        -------------------
                                                         SECRETARY OF STATE

Form BCA-10.30                     ARTICLES OF AMENDMENT              File #
(Rev. Jan. 1991)                                                   5622-192-1
-------------------------------------------------------------------------------
George H. Ryan                                               SUBMIT IN DUPLICATE
Secretary of State                                           ------------------
Department of Business Services                                 This space for
Springfield, IL 62756                                           use by Secretary
Telephone (217) 782-6951                                        of State

-------------------------------
                                                                Date 6-29-92
Remit payment in check or money                                 Franchise Tax $
order, payable to "Secretary of State."                         Filling Fee   $
                                                                Penalty       $

                                                                Approved:
-------------------------------------------------------------------------------

1. CORPORATE NAME. EMPRESS RIVER CASINO CORPORATION
                   ------------------------------------------------------------
                                                                        (Note 1)

2. MANNER OF ADOPTION:

     The following amendment of the Articles of Incorporation was adopted on June 9,1992 in the manner indicated below. ("X" one box only)
     -------  --

 / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation on having issued no shares as of the time of adoption of this amendment;
                                                                (Note 2)

 / / By a majority of the board of directors, in accordance with Section
     10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                (Note 3)

 /x/ By the shareholders, in accordance with Section 10.23, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of Incorporation were voted in favor of the amendment;
                                                                (Note 4)

 / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                (Note 4)

 / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of incorporation be amended to read as follows:)
-------------------------------------------------------------------------------
                                   (NEW NAME)

   RESOLVED, that the Articles of Incorporation be amended to read as follows:
           "Article Four Paragraph 1: The authorized shares shall be:
                Common             NPV              2,000"

                 All changes other than name, include on page 2
                                     (over)

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (IF NOT APPLICABLE, INSERT "NO CHANGE")

                                   No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     ( if not applicable, insert "No Change")

                                   No Change

     (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No Change")

                                   No Change

                                          Before Amendment After Amendment
                     Paid-in Capital      $                $
                                           ---------------  --------------

                       (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duty authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated      June 9              1992        Empress River Casino Corporation
          -------------------------   --   -------------------------------------
                                                (EXACT NAME OF CORPORATION)
     attested by /s/ Peter A. Ferro Jr.         by /s/  William Sabo
                -----------------------------     -------------------------
  (Signature of Secretary or Assistant Secretary)   (Signature of President
                                                       or Vice President)
                Peter A. Ferro, Jr., Secretary  William Sabo, President
                -----------------------------   ---------------------------
               (Type or Print name and the Title)   (TYPE OR PRINT NAME AND
                                                       THE TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                          19
          ------------------------    --
     ----------------------------------------   --------------------------------
     ----------------------------------------   --------------------------------
     ----------------------------------------   --------------------------------
     ----------------------------------------   --------------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments therein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;

        (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class of series is adversely affected thereby:

        (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbrevation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,

        (f) to restate the articles of incorporation as currently amended,

            (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require
        (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

        The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
        amendment.                                    (Sections 7.10 & 10.20)

                             FILE NUMBER 5622-192-1

[STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE LOGO]

WHEREAS, ARTICLES OF MERGER OF EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 4th
                                                                           ---
     DAY OF APRIL A.D. 1994 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO
            -----        --
     HUNDRED AND 18th.
                 ----

[SEAL OF THE STATE OF ILLINOIS]
                                                      /s/   George H Ryan
                                                      ---------------------
                                                         SECRETARY OF STATE

Form BCA-11.25                     ARTICLES OF MERGER              File #
(Rec. Jan. 1991)               CONSOLIDATION OR EXCHANGE         5622-192-1
-------------------------------------------------------------------------------
George H. Ryan                                             SUBMIT IN DUPLICATE
Secretary of State                                         ------------------
Department of Business Services                            This space for
Springfield, IL 62756                                      use by Secretary
Telephone (217) 782-6961                                   of State

-------------------------------
    DO NOT SEND CASH!                                      Date  4/4/94
Remit payment in check or money
order, payable to "Secretary of State."                    Filling Fee $100.00

Filling Fee is $100, but if merger or
consolidation of more than 2 coroporations,                Approved: [ILLEGIBLE]
$50 for each additional corporation.

-------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state of country of their incorporation:

       Name of Corporation                  State or Country of Incorporation

Empress River Casino Corporation                   Illinois 5622-192-1
--------------------------------------      ------------------------------------
River Casino Corporation                           Delware 5750-147-2
--------------------------------------      ------------------------------------
--------------------------------------      ------------------------------------
--------------------------------------      ------------------------------------
--------------------------------------------------------------------------------

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.
--------------------------------------------------------------------------------

3. (a) Name of the surviving corporation:      Empress River Casino Corporation
                                            ------------------------------------

   (b) it shall be governed by the laws of:    Illinois
                                            ------------------------------------
--------------------------------------------------------------------------------

4.  Plan of merger is as follows:

                  If not sufficient space to cover this point, add one or more sheets of this size.

SEE ATTACHED EXHIBIT A
             ---------

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

    (THE FOLLOWING ITEMS ARE NOT APPLICABLE TO MERGERS UNDER SECTION 11.30--90% OWNED SUBSIDIARY PROVISIONS. SEE ARTICLE 7.)

    (ONLY "X" ONE BOX FOR EACH CORPORATION)


                                        By the shareholders, a
                                        resolution of the board
                                        of directors having been
                                        duly adopted and
                                        submitted to a vote at a   By written consent of the
                                        meeting of shareholders.   shareholders having not less
                                        Not less than the minimum  than the minimum number of
                                        number of votes required   votes required by statute and
                                        by statute and by the      by the articles of incorporation.    By written consent
                                        articles of incorporation  Shareholders who have not consented  of ALL the shareholders
                                        voted in favor of the      in writing have been given notice    entitled to vote on the
                                        action taken.              in accordance with Section 7.10      action, in accordance with
                                        (Section 11.20)            (Section 11.220)                     Section 7.10 & Section 11.20
Name of Corporation
-------------------                     -------------------------  -----------------------------------  ----------------------------
Empress River Casino Corporation                 / /                            / /                                   / /

 (No shareholder approval is required in         / /                            / /                                   / /

 accordance with the provisions of               / /                            / /                                   / /

 Section 11.20(c) of the BCA)                    / /                            / /                                   / /

 ----------------------------------              / /                            / /                                   / /

-----------------------------------------------------------------------------------------------------------------------------------

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

    It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
    Illinois:

    a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

    b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

    c. The Surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount. If any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
--------------------------------------------------------------------------------

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30--90% OWNED SUBSIDIARY PROVISIONS.)

    a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                    Number of Shares of Each
                      Total Number of Shares    Class Owned Immediately Prior to
                            Outstanding               Merger by the Parent
Name of Corporation        of Each Class                  Corporation
-------------------- --------------------------    -----------------------------

-------------------- --------------------------    -----------------------------

-------------------- --------------------------    -----------------------------

-------------------- --------------------------    -----------------------------

-------------------- --------------------------    -----------------------------

    b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ________, 19__.

    Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received? / / Yes / / No

    (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated March 18, 1994                        Empress River Casino Corporation
      --------    --                      ------------------------------------
                                             (EXACT NAME OF CORPORATION)

attested by /s/ Peter A. Ferro, Jr.       by /s/ Kevin D. Larsen
            -------------------------        -----------------------------------
(SIGNATURE OF SECRETARY OR ASSISTANT             (SIGNATURE OF PRESIDENT OR
            SECRETARY)                                 VICE PRESIDENT)

           Peter A. Ferro, Jr.,                   Kevin D. Larsen, President
     ------------------------                -----------------------------------
(TYPE OR PRINT NAME AND TITLE)                   (TYPE OR PRINT NAME AND TITLE)

Dated March 18, 1994                            River Casino Corporation
      --------    --                         -----------------------------------
                                                 (EXACT NAME OF CORPORATION)
attested by /s/ Charles P. Hammersmith, Jr.  by /s/ Peter A. Ferro, Jr.
            -------------------------------     --------------------------------
(SIGNATURE OF SECRETARY OR ASSISTANT             (SIGNATURE OF PRESIDENT OR
            SECRETARY)                                 VICE PRESIDENT)

           Charles P. Hammersmith, Jr.            Peter A. Ferro, Jr.
     --------------------------------        -----------------------------------
       (TYPE OR PRINT NAME AND TITLE)             (TYPE OR PRINT NAME AND TITLE)

Dated                    19
     -------------------   --,               -----------------------------------
                                                  (EXACT NAME OF CORPORATION)
attested by                               by
            ---------------------------       ----------------------------------
(SIGNATURE OF SECRETARY OF ASSISTANT             (SIGNATURE OF PRESIDENT OR
            SECRETARY)                                 VICE PRESIDENT)

     --------------------------------        -----------------------------------
       (TYPE OR PRINT NAME AND TITLE)             (TYPE OR PRINT NAME AND TITLE)

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     The Agreement and Plan of Merger (the "Merger Agreement") is dated as of _______________, 1994 and is entered into by and between River Casino Corporation, a Delaware corporation ("RCC"), and Empress River Casino Corporation, an Illinois corporation (the "corporation" or, in its capacity as the surviving corporation of the Merger, the "Surviving Corporation").

                                 R E C I T A L S

     A. RCC and the Corporation currently have identical equity ownership. The outstanding capital stock of RCC consists only of one class of common stock, $.01 par value per share ("RCC Common"), of which 1,150 shares of RCC Common are issued and outstanding as of the date hereof. The outstanding capital stock of the Corporation consists only of one class of common stock, no par value per share ("Company Common"), of which 1,150 shares of company common are issued and outstanding as of the date hereof.

     B. RCC desires to merge with and into the Corporation with the Corporation as the surviving entity of the merger (the "Merger"), all on the terms and subject to the conditions contained in this Merger Agreement.

                               A G R E E M E N T S

     Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                             THE MERGER TRANSACTION

     1.1 THE MERGER. RCC shall be merged into the Corporation pursuant to
Section 11.25 of the Business Corporation Act of 1983 of the State of Illinois (the "BCA") and Section 252(c) of the General Corporation Law of the state of Delaware, and the separate corporate existence of RCC will cease.

     1.2 EFFECTIVENESS OF THE MERGER. The Merger shall be effective at 10:00 a.m., Central Daylight Savings Time, on the date the Articles of Merger providing for the Merger are filed with the Secretary of State of the state of Illinois in accordance with the BCA ("Effective Time").

                                   ARTICLE II

          SURVIVAL OF ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 ARTICLES OF INCORPORATION. At the Effective Time, the Articles of Incorporation of the Corporation as in effect immediately prior to the Effective Time will be the Articles or Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by law.

     2.2 BY-LAWS. At the Effective Time, the By-laws of the Corporation as in effect immediately prior to the Effective Time will be the By-laws of the Surviving Corporation, and thereafter may be amended or repealed in accordance with their terms.

     2.3 OFFICERS. At the Effective Time, the officers of the Corporation immediately prior to the Effective Time will be the officers of the Surviving Corporation and will hold office from the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

     2.4 DIRECTORS. At the Effective Time, the directors of the Corporation immediately prior to the Effective Time will be the directors of the Surviving Corporation and will hold office from the Effective Time for the balance of the respective terms for which they were previously elected as directors of the Corporation and until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

                                   ARTICLE III

                              CONVERSION OF SHARES

     3.1 CONVERSION OF RCC COMMON. Both the shareholders of RCC and the number of shares of RCC common owned by such shareholders are identical to the shareholders of the Corporation and the number of shares of Company Common owned by such shareholders. Since the ownership structure of RCC and the Corporation is identical, upon consummation of the Merger, shareholders of RCC will not receive any consideration for the Merger and each share of RCC Common will be cancelled and retired and will cease to exist, and such holder of RCC Common will thereafter cease to have any rights with respect to his or her shares of RCC Common.

     3.2 CONVERSION OF COMPANY COMMON. Upon the consummation of the Merger, all of the issued and outstanding shares of Company Common will remain issued and outstanding and will represent one fully-paid and non-assessable share of common stock, no par value per share, of the Surviving Corporation.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 ENTIRE AGREEMENT. This Merger Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein.

     4.2 BINDING EFFECT; BENEFIT. This Merger Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Merger Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Merger Agreement.

     4.3 ASSIGNABILITY. This Merger Agreement shall not be assignable by either party without the prior written consent of the other party.

     4.4 AMENDMENTS. This Merger Agreement shall not be modified or amended prior to the filing date expect pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

     4.5 HEADINGS. The headings contained in this Merger Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Merger Agreement on the date first above written.

                                              EMPRESS RIVER CASINO CORPORATION

                                              By:
                                                 -------------------------------
                                                 Its:
                                                     ---------------------------

                                              RIVER CASINO CORPORATION

                                              By:
                                                 -------------------------------
                                                 Its:
                                                     ---------------------------

File Number 5622-192-1

[GRAPHIC]

              STATE OF ILLINOIS OFFICE OF THE SECRETARY OF STATE

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

     IN TESTIMONY THEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 26TH DAY OF MARCH A.D. 1996 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 20TH.

[SEAL OF THE STATE OF ILLINOIS]
                                                         /s/ George H Ryan
                                                        -------------------
                                                         Secretary of State

Form BCA-10.30                              ARTICLES OF AMENDMENT
(Rev. Jan. 1995)                                                                 File # 5622-192-1
-------------------------------------------------------------------------------------------------------------
George H. Ryan                                                                   SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                                                  This space for use by
Springfield. IL 62756                                                             Secretary of State
Telephone (217) 782-1832
--------------------------------                                                 Date : 3-26-96
Remit payment in check or money                                                  Franchise Tax  $ 25
order, payable to "Secretary of                    GEORGE H. RYAN                Filing  Fee    $
State."                                          SECRETARY OF STATE              Penalty        $

* The Filing  Fee for articles of
  amendment - $ 25.00                                                                 Approved:
-------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME : EMPRESS RIVER CASINO CORPORATION
                                                                        (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:
          The following amendment of the Articles of Incorporation was adopted on March 19 1996 in the manner indicated below. ("X" one box only)
     / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)
     / / By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
     / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
     / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation.
          Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                     (Notes 4&5)
     /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)

 3.  TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article 1: The name of the corporation is: EMPRESS CASINO JOLIET
                                                     CORPORATION


--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     b. (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

                                TEXT OF AMENDMENT

     b. (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE.)

            RESOLVED that the Articles of Incorporation of the Corporation are amended by adding thereto a new Article 8 to be and read as follows:

            B. DIRECTOR LIABILITY. No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this Article 8 shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article 8 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

4. The manner, if not set forth in Article 3b,in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment, is a follows:(IF NOT APPLICABLE, INSERT "NO CHANGE")

                           NO CHANGE

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                           NO CHANGE

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-In Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                           NO CHANGE

                                          Before Amendment      After  Amendment

                          Paid-in Capital $                     $
                                           ------------------    ---------------

   (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

          Dated  March 19, 1996           EMPRESS RIVER CASINO CORPORATION
                                          (EXACT NAME OF CORPORATION AT DATE
                                                                OF EXECUTION)
          attested by /s/ Joe Costello      by /s/ Kevin Larson, President
                      ----------------        ----------------------------------
               (SIGNATURE OF SECRETARY       (SIGNATURE OF PRESIDENT OR
                 OR ASSISTANT SECRETARY)        VICE PRESIDENT)
               JOHN COSTELLO, SECRETARY      KEVIN D LARSON PRESIDENT
           (TYPE OR PRINT NAME AND TITLE)    (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                  19
          -----------------,  --

     -------------------------------- -------------------------------

     -------------------------------- -------------------------------

     -------------------------------- -------------------------------

     -------------------------------- -------------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven Instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;
        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;
        (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
        (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
        (e) to change the corporate name by substituting the word "corporation", "incorporated", "limited", or the abbreviation "corp.", "inc.", "co.", "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
        (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05;
        (g) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of a least 2/3 of the outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING APPLIES, THEN ALSO AT LEAST A 2/3 VOTE WITHIN EACH CLASS IS REQUIRED).

        The articles of Incorporation may supersede the 2/3 vole requirement by specifying any smaller or large vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (Sections 7.10 & 10.20)

File Number 5622-192-1


                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

WHEREAS, ARTICLES OF MERGER OF EMPRESS CASINO JOLIET CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

IN TESTIMONY WHEREOF, I HERE TO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 5TH DAY OF JUNE A.D. 1998 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 22ND.

STATE OF ILLINOIS
                                             /s/ George H. Ryan
                                             SECRETARY OF STATE

Form BCA-11.25                          ARTICLES OF MERGER
(Rev. Jan. 1995)                      CONSOLIDATION OR EXCHANGE                  File # 5622-192-1
 -------------------------------------------------------------------------------------------------------------
George H. Ryan                                                                       SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                                                     THIS SPACE FOR USE BY
Springfield,IL 62756                                                                  SECRETARY OF STATE
Telephone (217) 782-5961

     DO NOT SEND CASH!                                                           Date 6/5/98
Remit payment in check or money                                                  Filing  Fee  $ 100.00
order, payable to "Secretary of
State."                                                                          Approved [ILLEGIBLE]

Filing  Fee is $100, but if merger
or consolidation of more than 2
corporations, $50 for each
additional corporation.
-------------------------------------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

          Name of Corporation                  State or Country           Corporation File No.
                                               Of Incorporation

  Empress Casino Joliet Corporation            Illinois                   5622-192-1

  New Empress Joliet, Inc.                     Illinois                   5992-755-8

------------------------------------------     ----------------------     -----------------------------------

------------------------------------------     ----------------------     -----------------------------------

-------------------------------------------------------------------------------------------------------------

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

--------------------------------------------------------------------------------

3.   (a) Name of the surviving corporation : Empress Casino Joliet Corporation

     (b)  It shall be government by the laws of : Illinois

4.   Plan of merger is as follows : See Exhibit A

  IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS
                                      SIZE.

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (THE FOLLOWING ITEMS ARE NOT APPLICABLE TO MERGER UNDER SECTION 11.30 -- 90% OWNED SUBSIDIARY PROVISIONS. SEE ARTICLE 7.)

     (ONLY "X" ONE BOX FOR EACH CORPORATION)

                             By the shareholders, a
                             resolution of the board
                             of directors having been
                             duly adopted and           By written consent of
                             submitted to a vote at a   the shareholders having
                             meeting of                 not less than the
                             shareholders.  Not less    minimum number of votes    By written consent of
                             than the minimum number    required by statute and    ALL  the shareholders
                             of votes required by       by the articles of         entitled to vote on the
                             statute and by the         incorporation.             action, in accordance
                             articles of                Shareholders who have      with Section 7.10 &
                             incorporation voted in     not consented in writing   Section 11.20
                             favor of the action        have been given notice
                             taken.    (Section 11.20)  in accordance with
                                                        Section 7.10
                                                        (Section 11.220)
Name of Corporation
-----------------------      ------------------------   ------------------------   ------------------------
  Empress Casino Joliet Corporation            / /                         /X/                       / /
  New Empress Joliet, Inc.                     / /                         / /                       /X/
----------------------------------------       / /                         / /                       / /

----------------------------------------       / /                         / /                       / /

---------------------------------------        / /                         / /                       / /

---------------------------------------------------------------------------------------------------------------------------------

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which the party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provision of "The Business Corporation Act of 1983" of the State of illinois with respect to the rights of dissenting shareholders.
--------------------------------------------------------------------------------

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30--90% OWNED SUBSIDIARY PROVISIONS.)

     a. The Number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                    Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                      Owned Immediately Prior to
   Name of Corporation                  of Each Class                 Merger by the Parent  Corporation
--------------------------          -------------------------       ------------------------------------

--------------------------          -------------------------       ------------------------------------

--------------------------          -------------------------       ------------------------------------

--------------------------          -------------------------       ------------------------------------

--------------------------          -------------------------       ------------------------------------

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
          corporation was                       19
                         ----------------------,  -----.

          Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received? / / Yes / / No

          (IF THE ANSWER IS "NO" THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Date: June 1, 1998                                                     EMPRESS CASINO JOLIET CORPORATION
        ----------------------------------------------           -----------------------------------------
                                                                           (EXACT NAME OF CORPORATION)

attested by /s/ Michael  W. Hansen                               by  /s/ John Costello
        ----------------------------------------------           -----------------------------------------
        (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)          (SIGNATURE OF PRESIDENT OF VICE PRESIDENT)

             Michael  W. Hansen, Secretary                           John Costello, Vice President
        ----------------------------------------------           -----------------------------------------
               (TYPE OR PRINT NAME AND TITLE)                                  (TYPE OR PRINT NAME AND TITLE)

Date:
     --------   --                                                ----------------------------------------
                                                                         (EXACT NAME OF CORPORATION)

attested by                                                      by
        -------------------------------------------------           ----------------------------------------------
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)          (SIGNATURE OF PRESIDENT OF VICE PRESIDENT)


        -------------------------------------------------        ------------------------------------------------
            (   TYPE OR PRINT NAME AND TITLE)                                  (TYPE OR PRINT NAME AND TITLE)

Date: ----------------------------, 19------------                   ---------------------------------------------------
                                                                         (EXACT NAME OF CORPORATION)

attested by ---------------------------------------              by  --------------------------------------------
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)          (SIGNATURE OF PRESIDENT OF VICE PRESIDENT)

            -------------------------------------------              -----------------------------------------------
               (TYPE OR PRINT NAME AND TITLE)                                  (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                            NEW EMPRESS JOLIET, INC.,
                             AN ILLINOIS CORPORATION
                                      INTO
                        EMPRESS CASINO JOLIET CORPORATION
                             AN ILLINOIS CORPORATION

     This AGREEMENT AND PLAN OF MERGER, dated as of the 1st day of June, 1998, by and among New Empress Joliet, Inc., an Illinois corporation (the "Merging Corporation"), Empress Casino Joliet Corporation, an Illinois corporation (referred to herein as ("Empress Joliet" or the "Surviving Corporation"), and Empress Entertainment, Inc., a Delaware corporation ("Entertainment"). The Merging Corporation and the Surviving Corporation are sometimes referred to as the "Constituent Corporations."

     WHEREAS, the Merging Corporation and the Surviving Corporation are corporations duly organized and existing under the laws of the State of Illinois, and Entertainment is a corporation duly organized and existing under the laws of the State of Delaware and the parent of the Merging Corporation: and

     WHEREAS, the Boards of Directors of the Constituent Corporations and Entertainment deem it advisable for the general welfare and advantage of the Constituent Corporations and their stockholders that the Constituent Corporations merge into a single corporation pursuant to this Agreement and the Illinois Business Corporation Act.

     NOW THEREFORE, the parties agree that the Constituent Corporations shall be merged on the following terms and conditions:

     1. THE MERGER. At the Effective time (as defined below) of the merger, the Merging Corporations shall be merged with and into Empress Joliet and the separate existence of the Merging Corporation shall cease (the "Merger"). Following the consummation of the Merger, Empress Joliet shall continue its corporate existence as the wholly-owned subsidiary of Entertainment. The name of the Surviving Corporation following the Effective Time shall be "Empress Casino Joliet Corporation."

     2. EFFECTIVE TIME. The parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of Illinois, in such form as required by, and executed in accordance with the relevant provisions of, the Illinois Business Corporation Act. The effective time of the Merger shall be upon filing with the Secretary of State of Illinois (the "Effective Time")

     3. ARTICLES OF INCORPORATION AND BY-LAWS.

          (a) The Articles of Incorporation of Empress Joliet at the effective time of the Merger shall be the Articles of Incorporation of the Surviving Corporation until amended as provided by law.

          (b) The By-Laws of Empress Joliet at the effective time of the Merger shall be the By-Laws of the Surviving Corporation until altered or amended in accordance with the provisions thereof and Delaware law.

     4. DIRECTORS AND OFFICERS. Subject to applicable law, the initial directors and officers of the Surviving Corporation immediately after the Effective Time shall be those persons who are the directors and officers of Empress Joliet immediately prior to the Effective Time, to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

     5. CONDITION TO MERGER. Each of the following shall be a condition precedent to the filing of the Certificate of Merger:

          (a) Entertainment and its stockholders shall have executed and delivered an Amended and Restated Stockholders Agreement (the "Stockholders Agreement") substantially similar to the existing stockholders agreement between Empress Joliet and the shareholders of Empress Joliet, or in such other form approved by Entertainment and at least 75% of its Stockholders.

          (b) The stockholders of Entertainment and the shareholders of Empress Joliet shall have approved the Merger in accordance with applicable law and, with respect to the shareholders of Empress Joliet, the provisions of the Empress Joliet Shareholders Agreement.

     6. TERMS OF MERGER.

          (a) From and after the Effective Time of the Merger, the Surviving Corporation shall possess all the rights, privileges, immunities, and franchises of a public, as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares and all other choses in action, and all every other interest, of or belonging to or due to each of the Constituent Corporation, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, provided, however, that the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or preceding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

          (b) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, (i) each share of Common Stock of Empress Joliet issued and outstanding immedintely prior to the Effective Time shall be canceled and converted into the right to receive 0.53 shares of the Common Stock of Entertainment and 0.12 shares of the Non-Voting Common Stock of Entertainment, (ii) each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation; and (iii) each share of Common Stock of Entertainment and each share of Non-Voting Common Stock of Entertainment issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive one share of the Common Stock of Entertainment and one share of the Non-Voting Common Stock of Entertainment, respectively; PROVIDED, HOWEVER, that the shares of the Common Stock and Non-Voting Common Stock of Entertainment to be issued upon conversion shall not be issued to a shareholder unless and until such shareholders has executed and delivered to Entertainment the Amended and Restated Stockholders Agreement or an agreement to be bound by the provisions thereof.

          (c) The Surviving Corporation shall pay all expenses of carrying the Plan into effect and accomplishing the Merger provided for herein.

          (d) The proper officers and directors of the Constituent Corporations and Entertainment shall execute and deliver all such documents and take all such actions as may be necessary or advisable, or as may be requested by the Surviving Corporation or Entertainment from time to time, in order to vest fully all the property rights of the Constituent Corporations in the Surviving Corporation and otherwise carry out this plan.

          (e) Anything herein elsewhere to the contrary notwithstanding, this Plan may be abandoned by the mutual consent of the Constituent Corporations and Entertainment, evidenced by appropriate resolutions of their respective Board of Directors, at any time prior to the Effective Time of the Merger.

          (f) Promptly after the Effective Time, the Surviving Corporation shall duly and properly file an election to be a Qualified Subchapter S Subsidiary.

                                      *****

     IN WITNESS WHEREOF, Entertainment and each of the Constituent Corporations has cause this Agreement to be signed by its duly authorized officer on the day and year first above written.

EMPRESS CASINO JOLIET                         EMPRESS ENTERTAINMENT, INC.
CORPORATION

By:  /s/ Peter A. Ferro, Jr                   By: /s/ Peter A. Ferro, Jr
    --------------------------------------       ----------------------------
Name: PETER A. FERRO, JR                      Name: PETER A. FERRO, JR
    --------------------------------------       ----------------------------
Its: CHIEF EXECUTIVE OFFICER                  Its: CHIEF EXECUTIVE OFFICER
    --------------------------------------      ----------------------------

NEW EMPRESS JOLIET, INC.

By:  /s/ Peter A. Ferro, Jr
    --------------------------------------
Name: PETER A. FERRO, JR
    --------------------------------------
Its: CHIEF EXECUTIVE OFFICER
    --------------------------------------

File Number 5622-192-1

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

WHEREAS,          ARTICLES OF MERGER OF
                    EMPRESS CASINO JOLIET CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

NOW THEREFORE, I, JESSE WHITE, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

         IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 1ST DAY OF DECEMBER A.D.1999 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 24TH.

[SEAL OF THE STATE OF ILLINOIS]

                                                     /s/ Jesse White
                                                   Secretary of State

C-212.3

Form BCA-11.25                                  ARTICLES OF MEGER
(Rev. Jan. 1999)                            CONSOLIDATION OR EXCHANGE            File #   5622-192-1
--------------------------------------------------------------------------------------------------------
Jesse White                                                                       SUBMIT IN DUPLICATE
Secretary of State                                                                 This space for use by
Department of Business Services                                                     Secretary of State
Springfield, IL 62756
Telephone (217) 782-6961                                                         Date 12-1-99
http://www.sos.state.il.us
------------------------------------                                             Filing Fee $100/-
         DO NOT SEND CASH!
Remit payment in check or money                                                  Approved: /s/ [Illegible]
order, payable to "Secretary of
State". Filing Fee is $100, but if
merger or consolidation involves
more than 2 corporations, $50 for
each additional corporation.
--------------------------------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

         Name of Corporation                State of country      Corporation
                                            of incorporation      File Number

  Empress Casino Joliet Corporation       Illinois            5622-192-1
--------------------------------------   -------------------- ------------------
Horseshoe Acquisition Illinois, Inc.      Illinois            6072-702-3
--------------------------------------   -------------------- ------------------

--------------------------------------   -------------------- ------------------

--------------------------------------   -------------------- ------------------
--------------------------------------------------------------------------------
2. The laws of the state or country under which each corporation is incorporated permits such merger, consolidation or exchange.
--------------------------------------------------------------------------------
3.   (a) Name of the surviving corporation: Empress Casino Joliet Corporation

     (b) it shall be governed by the laws of: Illinois
--------------------------------------------------------------------------------

         If not sufficient space to cover this point, add one or more sheets of this size.

4.   Plan of merger is as follows:              See Exhibit A attached hereto.

5. Plan of merger was approved, as to each corporation not organized in Illinois, incompliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (THE FOLLOWING ITEMS ARE NOT APPLICABLE TO MERGERS UNDER SECTION 11.30 -- 90% OWNED SUBSIDIARY PROVISIONS. SEE ARTICLE 7.)

     (ONLY "X" ONE BOX FOR EACH ILLINOIS CORPORATION)

                             By the shareholders, a     By written consent of the
                             resolution of the board    shareholders having not less
                             of directors having been   than the minimum number of
                             duly adopted and           votes required by statute and
                             submitted to a vote at a   by the articles of
                             meeting of shareholders.   incorporation. Shareholders
                             Not less than the          who have not consented in
                             minimum number of votes    writing have been given         By written consent
                             required by statute and    notice in accordance with       of ALL the
                             by the articles of         Section 7.10 (Section 11.220)   shareholders
                             incorporation voted in                                     entitled to vote on
                             favor of the action                                        the action. In
                             taken.                                                     accordance with
                                                                                        Section 7.10 &
                                      (Section 11.20)                                   Section 11.20

NAME OF CORPORATION
                             ------------------------   ---------------------------     -----------------------
Empress Casino Joliet
Corporation
---------------------------             / /                          / /                         /X/
Horseshoe Acquisition
Illinois, Inc.
---------------------------             / /                          / /                         /X/
---------------------------             / /                          / /                         / /
---------------------------             / /                          / /                         / /
---------------------------             / /                          / /                         / /

---------------------------------------------------------------------------------------------------------------

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:

     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
--------------------------------------------------------------------------------

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30--90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                             Total Number of Shares        Number of Shares of Each Class
                                                  Outstanding                Owned Immediately Prior to
         Name of Corporation                     of Each Class             Merger by the Parent Corporation

-----------------------------------    -------------------------------   --------------------------------------
-----------------------------------    -------------------------------   --------------------------------------
-----------------------------------    -------------------------------   --------------------------------------
-----------------------------------    -------------------------------   --------------------------------------
-----------------------------------    -------------------------------   --------------------------------------

     b.   (Not applicable to 100% owned subsidiaries)
          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ________________, _________.
                            (MONTH & DAY)     (YEAR)

          Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
          corporations received? / /    Yes  / /    No

          (IF THE ANSWER IS "NO", THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated        December 1       1999           Empress Casino Joliet Corporation
             ------------- -------------- --------------------------------------
             (MONTH & DAY)    (YEAR)            (EXACT NAME OF CORPORATION)

attested by  /s/ Michael W. Hansen        by  /s/ Joseph Canfora
             ---------------------------- --------------------------------------
             (SIGNATURE OF SECRETARY OF       (SIGNATURE OF PRESIDENT OR VICE
             ASSISTANT SECRETARY)              PRESIDENT)

             Michael W. Hansen, Secretary     Joseph Canfora, President
             ---------------------------- --------------------------------------
              (TYPE OR PRINT NAME AND         (TYPE OR PRINT NAME AND TITLE)
               TITLE)

Dated        December 1       1999          Horseshoe Acquisition Illinois, Inc.
             -------------- ------------- -------------------------------------
             (MONTH & DAY)    (YEAR)              (EXACT NAME OF CORPORATION)

attested by    /s/ Jack B. Binion         by  /s/ Jack B. Binion
              --------------------------- --------------------------------------
             (SIGNATURE OF SECRETARY OR       (SIGNATURE OF PRESIDENT OF
              ASSISTANT SECRETARY)                 VICE PRESIDENT)

             JACK B. BINION,  Secretary       JACK B. BINION, PRESIDENT
             ---------------------------- --------------------------------------
             (TYPE OR PRINT NAME AND          (TYPE OR PRINT NAME AND TITLE)
              TITLE)
Dated
             -------------------,-------- --------------------------------------
             (MONTH & DAY)        (YEAR)      (EXACT NAME OF CORPORATION)

attested by
            ----------------------------- by -----------------------------------
            (SIGNATURE OF SECRETARY OR       (SIGNATURE OF PRESIDENT OR VICE
             ASSISTANT SECRETARY)             PRESIDENT)
             ---------------------------  --------------------------------------
              (TYPE OR PRINT NAME AND           (TYPE OR PRINT NAME AND TITLE)
               TITLE)

C-195.8

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (the "Agreement") is made and entered into this 1st day of December, 1999, by and among Horseshoe Gaming, L.L.C., a Delaware limited liability company ("Parent"), Horseshoe Gaming Holding Corp., a Delaware corporation ("Horseshoe"), Horseshoe Acquisition Illinois, Inc., an Illionis corporation ("Horseshoe Illinois" and together with Parent and Horseshoe, the "Buyers"), Empress Entertainment, Inc., a Delaware corporation ("Empress") and Empress Casino Joliet Corporation, an Illinois corporation ("Empress Joliet" and together with Empress, the "Sellers").

                                    RECITALS:

     A. Horseshoe Illinois is a wholly-owned subsidiary of Horseshoe (the "Horseshoe Subsidiary"); and

     B. Empress Joliet is a wholly-owned subsidiary of Empress (the "Empress Subsidiary") (the Horseshoe Subsidiary and the Empress Subsidiary are sometimes collectively referred to herein as the "Subsidiaries"); and

     C. The Board of Directors of each of Empress Joliet and Horseshoe Illinois have determined that a business combination between the parties is in the best interest of their respective companies and stockholders and accordingly have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein; and

     D. Empress, as the sole shareholder of Empress Joliet, has determined the merger to be in the best interests of Empress and has approved the merger provided for herein.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained in this Agreement, the parties hereto do hereby agree as follows:

     SECTION 1.01. THE MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.03 of this Agreement), Horseshoe Illinois shall be merged with and into Empress Joliet in accordance with the laws of the State of Illinois and the terms of this Agreement (the "Merger"), whereupon the separate corporate existence of Horseshoe Illinois shall cease (the "Merging Corporation") and Empress Joliet shall be the surviving corporation of the Merger (the "Surviving Corporation").

     SECTION 1.02. CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing Date") shall take place (a) at the offices of D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601 on such date as is determined in accordance with this Agreement, or (b) at such other place, time and/or date as the parties hereto may otherwise agree (the "Closing Time").

     SECTION 1.03. EFFECTIVE TIME. The parties hereto shall cause articles of merger (the "Articles of Merger") to be properly executed and filed in accordance with the laws of the State of Illinois and the terms of this Agreement on or before the Closing Date. The parties hereto also shall take such further actions as may be required under the laws of the State of Illinois in order to effect the Merger. The Merger shall become effective at such time as Articles of Merger have been duly filed with the Secretary of State of Illinois (the "Effective Time").

     SECTION 1.04. LEGAL EFFECT. From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Merging Corporation, all as provided under applicable law and subject to the terms and conditions set forth in this Agreement.

     SECTION 1.05. MERGER CONSIDERATION. Subject to the terms and conditions set forth in this Agreement, the aggregate consideration to be received by Empress from Horseshoe upon the consummation of the Merger shall be an aggregate amount equal to Two Hundred Thirty-One Millions Dollars ($231,000,000.00) subject to adjustment based on the working capital of Empress Joliet from September 3, 1998 to the Closing Date.

     SECTION 1.06. CONVERSION OF SHARES.

          (a) At the Effective Time (i) each share of common stock of Horseshoe Illinois outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted into and exchanged for one share of newly issued common stock of the Surviving Corporation; and (ii) the shares of common stock, without par value per share, of Empress Joliet (the "Shares") outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted and exchanged into the right to receive the Merger Consideration.

          (b) As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all Shares shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and Empress shall thereafter cease to have any rights with respect to such Shares, except for the right to receive, without interest, the Merger Consideration.

     SECTION 1.07. EXCHANGE OF CERTIFICATES REPRESENTING SHARES. Upon surrender of the Certificates representing Shares duly endorsed for transfer or accompanied by validly executed stock powers, Empress shall be entitled to receive in exchange therefor the Merger Consideration. Until so surrendered, each Certificate that, at the Effective Time, represented Shares will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive a proportionate share of the Merger Consideration.

     SECTION 1.08. TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of the Buyers and each of the Sellers shall take all such action as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated by this Agreement, which shall include but not be limited to the Sellers providing reasonable assistance of the Buyers in the process of obtaining all necessary gaming board and commission approvals and consents; provided, that such actions do not unreasonably increase the liability of such party. If, at any time after the Effective Time, any further action is necessary or desirable to carryout the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Merging Corporation, except as provided herein, the officers and directors of the appropriate entity are fully authorized in the name of their respective corporation or otherwise to take, and will take, all such lawful and necessary action, so long as such action is consistent with this Agreement.

     SECTION 1.09. FAIR CONSIDERATION. The parties acknowledge and agree that the Merger Consideration represents fair consideration and reasonably equivalent value for the Shares and the transactions, covenants and agreements set forth in this Agreement, which consideration was agreed upon as the result of arm's-length, good faith negotiations between the parties and their respective representatives.

     SECTION 1.10. CERTAIN MATTERS RELATING TO THE SURVIVING CORPORATION.

          (a) ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. The Articles of Incorporation of Empress Joliet in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in accordance with the terms and pursuant to applicable law.

          (b) BY-LAWS OF THE SURVIVING CORPORATION. The By-Laws of Empress Joliet in effect at the Effective Time shall be the By-Laws of the Surviving Corporation, until amended in accordance with the terms of such By-Laws and pursuant to applicable law and the Articles of Incorporation of the Surviving Corporation.

          (c) DIRECTORS OF THE ILLINOIS CORPORATION. The directors of the Surviving Corporation immediately after the Effective Time shall be the same as the directors of Horseshoe Illinois, immediately prior to the Effective Time, to hold office until their successors are duly appointed or elected in accordance with applicable law and the By-Laws of the Surviving Corporation, as applicable.

          (d) OFFICERS OF THE SURVIVING CORPORATION. The officers of the Surviving Corporation immediately after the Effective Time shall be the same as the officers of Horseshoe Illinois immediately prior to the Effective time, to hold such offices until their successors are duly appointed or elected in accordance with applicable law and the By-Laws of the Surviving Corporation, as applicable.

     In WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BUYERS:                                              SELLERS:
Horseshoe Gaming L.L.C., a Delaware limited          Empress Entertainment, Inc., a Delaware
liability company                                    corporation

By:   /s/ Jack  B. Binion                             By: /s/ Peter A. Ferro, Jr.
    ----------------------------------------             -------------------------------------------
      Jack  B. Binion, Chairman                            Peter A. Ferro, Jr., Chief Executive
                                                                       Officer

Horseshoe Gaming Holding Corp., a Delaware           Empress Casino Joliet Corporation, an Illinois
corporation                                          corporation

By:   /s/ Jack  B. Binion                             By:  /s/ Peter A. Ferro, Jr.
    ----------------------------------------              -------------------------------------------
      Jack  B. Binion, Chairman                            Peter A. Ferro, Jr., Chief Executive
                                                                       Officer
Horseshoe Acquisition Illinois, Inc.,
an Illinois corporation

By:   /s/ Jack  B. Binion
    ----------------------------------------
      Jack  B. Binion, President

File #  D5622-1921
--------------------------------------
 Form BCA-5.10
  NFP-105.10
   (Rev. Jan. 1999)
---------------------------------------------------------------------------------------------------------
Jesse White                                                       SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                                     This space for use by
Springfield, IL 62756                                                 Secretary of State
Telephone (217) 782-3847                                          Date Mar 03  2000
http://www.sos.state.il.us
--------------------------------------                            Filing Fee          $5
              STATEMENT OF
                 CHANGE                                           Approved: /s/ [Illegible]
          OF REGISTERED AGENT                                     ---------------------------------------
           AND/OR REGISTERED                                       REMIT PAYMENT IN CHECK OR MONEY ORDER,
                 OFFICE                                            PAYABLE TO "SECRETARY OF STATE".
---------------------------------------------------------------------------------------------------------

                        Type or Print in Black Ink Only.
                       See Reverse Side for Signature(s).

1.   CORPORATE NAME: EMPRESS CASINO JOLIET CORPORATION

2.   STATE OR COUNTRY OF INCORPORATION: ILLINOIS

--------------------------------------------------------------------------------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):

          Registered Agent     Michael          William           Hansen
                          ------------------------------------------------------
                             FIRST NAME        MIDDLE NAME       LAST NAME

          Registered Office     2300    Empress Drive
                           -----------------------------------------------------
                               NUMBER     STREET        SUITE NO. (A P.O. BOX
                                                        ALONE IS NOT ACCEPTABLE)

                                Joliet, IL       60436            Will
                            ----------------------------------------------------
                                  CITY          ZIP CODE         COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

          Registered Agent     Timothy          James             Lambert
                          ------------------------------------------------------
                             FIRST NAME        MIDDLE NAME       LAST NAME

          Registered Office      2300    Empress Drive
                          ------------------------------------------------------
                               NUMBER     STREET        SUITE NO. (A P.O. BOX
                                                        ALONE IS NOT ACCEPTABLE)

                               Joliet, IL        60436            Will
                          ------------------------------------------------------
                                  CITY            ZIP CODE       COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" ONE BOX ONLY)
     a. /X/ By resolution duly adopted by the board of directors. - (NOTE 5)
     b. / / By action of the registered agent. - (NOTE 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.   (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated       December  14, 1999            HORSESHOE GAMING HOLDING CORP.
            ------------- -----           -------------------------------------
           (MONTH & Day)  (Year)              (Exact Name of Corporation)

attested by    /s/ Roger Wagner            by  /s/ Jack  B. Binion
               --------------------------     --------------------------------
           (SIGNATURE OF SECRETARY OR         (SIGNATURE OF PRESIDENT OR VICE
            ASSISTANT SECRETARY)               PRESIDENT)
            Roger Wagner Assistant            Jack  B. Binion   President
            Secretary
            -----------------------           ---------------------------------
            (TYPE OR PRINT NAME AND TITLE)    (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE SEE NOTE 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated
         ----------------    ------           ---------------------------------
           (MONTH & DAY)     (YEAR)           (SIGNATURE OF REGISTERED AGENT OF
                                               RECORD)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of REGISTERED AGENT must be by resolution adopted by the board of directors. This statement must then be signed by the president (OR VICE-PRESIDENT) and by the secretary (OR AN ASSISTANT SECRETARY).

6. The registered agent may report a change of the REGISTERED OFFICE of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

                               STATE OF ILLINOIS
                        Office of the Secretary of State
I hereby certify that this is a true and correct copy, consisting of fifty pages, as taken from the original on file in this office.

                                /s/ Jesse White

                                  JESSE WHITE
                               SECRETARY OF STATE

DATED: July 25, 2001
       -----------------------

BY: /s/ [ILLEGIBLE]
    --------------------------

[SEAL]

                                   EXPEDITED
                               SECRETARY OF STATE

                                  JUL 25 2001
EXP.FEES 25
         ------------
COPY FEES 30
          -----------